Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

I, John P. Amos, Chief Executive Officer of VIVUS, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that the Annual Report of VIVUS, Inc. on Form 10‑K for the period ending December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10‑K fairly presents, in all material respects, the financial condition and results of operations of VIVUS, Inc. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Annual Report on Form 10‑K. A signed original of this statement has been provided to VIVUS, Inc. and will be retained by VIVUS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: February 26, 2019	By:	/s/ John P. Amos John P. Amos Chief Executive Officer

I, Mark K. Oki,  Senior Vice President, Chief Financial Officer and Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that the Annual Report of VIVUS, Inc. on Form 10‑K for the period ending December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10‑K fairly presents, in all material respects, the financial condition and results of operations of VIVUS, Inc. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Annual Report on Form 10‑K. A signed original of this statement has been provided to VIVUS, Inc. and will be retained by VIVUS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: February 26, 2019	By:	/s/ Mark K. Oki Mark K. Oki Senior Vice President, Chief Financial Officer and Chief Accounting Officer